                             LETTER OF TRANSMITTAL

                         TO ACCOMPANY SHARES OF CLASS B
                     COMMON STOCK, PAR VALUE $.15 PER SHARE

                                       OF

                            BROWN-FORMAN CORPORATION

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 4, 2003

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW
     YORK CITY TIME, ON TUESDAY, MARCH 4, 2003 UNLESS THE OFFER IS EXTENDED

                        The Depositary for the offer is:

                               NATIONAL CITY BANK

         By Mail or by Overnight Courier:                                By Hand:
            Corporate Trust Operations                          Corporate Trust Operations
                   Locator 5352                                        Locator 5352
            Third Floor -- North Annex                          Third Floor -- North Annex
              4100 West 150th Street                              4100 West 150th Street
               Cleveland, Ohio 44135                               Cleveland, Ohio 44135
            By Facsimile Transmission:                                      or
                  (216) 252-9163                               The Depository Trust Company
                                                                Transfer Agent Drop Service
                                                                      55 Water Street
                                                                  Jeanette Park Entrance
                                                                 New York, New York 10041

                    The Information Agent for the offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

     All questions regarding the offer should be directed to the Information Agent, Georgeson Shareholder Communications Inc., or the Dealer Manager, Goldman, Sachs & Co., at their respective addresses and telephone numbers set forth on the back cover page of the Offer to Purchase.

     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE OFFER TO PURCHASE SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY OR TRANSMISSION OF A FACSIMILE OF THE LETTER OF TRANSMITTAL TO A DIFFERENT FACSIMILE NUMBER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO BROWN-FORMAN CORPORATION, GOLDMAN, SACHS & CO., THE DEALER MANAGER FOR THE OFFER OR GEORGESON SHAREHOLDER COMMUNICATIONS INC., THE INFORMATION AGENT FOR THE OFFER, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY.

     LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR IN THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF CLASS B SHARES TENDERED
                                               (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          CERTIFICATE(S) TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))             (ATTACH SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                     CLASS B SHARES        NUMBER OF
                                                                   (CERTIFICATE      REPRESENTED BY     CLASS B SHARES
                                                                    NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------

                                                                 -------------------------------------------------------
                                                                    TOTAL CLASS B SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if Class B Shares are delivered by book-entry transfer.
** If you desire to tender fewer than all Class B Shares evidenced by any certificates listed above, please indicate in this column the number of Class B Shares you wish to tender. Otherwise, all Class B Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

This Letter of Transmittal is to be used only if (a) certificates for Class B Shares (as defined below) are to be forwarded with it or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary; (b) a tender of Class B Shares is to be made by book-entry delivery to the account maintained by the Depositary at the Depositary Trust Company (the "Book-Entry Transfer Facility"), or any other "qualified" registered securities depositary, referred to as the "Book-Entry Transfer Facility", pursuant to
Section 3 of the Offer to Purchase; or (c) a tender of Class B Shares held pursuant to the Company's Dividend Reinvestment Plan or Employee Stock Purchase Plan is to be made.

Shareholders whose certificates are not immediately available or who cannot deliver their certificates for Class B Shares and all other documents this Letter of Transmittal requires to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) (or who are unable to comply with the procedure for book-entry delivery on a timely basis) must tender their Class B Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED CLASS B SHARES ARE BEING DELIVERED BY BOOK-ENTRY DELIVERY TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
     ---------------------------------------------------------------------------

     Account Number
     ---------------------------------------------------------------------------

     Transaction Code Number
     ---------------------------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED CLASS B SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
           ---------------------------------------------------------------------

     Name of Institution Which Guaranteed Delivery
       -------------------------------------------------------------------------

     Account Number
    ----------------------------------------------------------------------------

TO NATIONAL CITY BANK:

     The undersigned shareholder hereby tenders to Brown-Forman Corporation, a Delaware corporation ("Brown-Forman"), the above-described shares of Class B Common Stock, par value $.15 per share (the "Class B Shares"), at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Brown-Forman's Offer to Purchase dated February 4, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Class B Shares tendered hereby in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns, and transfers to or upon the order of Brown-Forman all right, title, and interest in and to all Class B Shares tendered hereby, and orders the registration of such Class B Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of Brown-Forman. The undersigned hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact with respect to such Class B Shares, with full powers of substitution, such power of attorney being an irrevocable power coupled with interest, to:

        (a) deliver certificates for such Class B Shares, or transfer ownership of such Class B Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Brown-Forman, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Class B Shares;

        (b) present certificates for such Class B Shares for transfer on the books of Brown-Forman; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class B Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby covenants, represents and warrants to Brown-Forman that:

        (a) the undersigned understands that tendering Class B Shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Class B Shares or equivalent securities at least equal to the Class B Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Class B Shares complies with Rule 14e-4;

        (b) when and to the extent Brown-Forman accepts the Class B Shares for purchase, Brown-Forman will acquire good, marketable, and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (c) upon request, the undersigned will execute and deliver any additional documents that the Depositary or Brown-Forman deems necessary or desirable to complete the assignment, transfer and purchase of the Class B Shares tendered hereby; and

        (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Class B Shares tendered hereby. The certificate numbers, the number of Class B Shares represented by such certificates and the number of Class B Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

     The undersigned understands that Brown-Forman, on the terms and subject to the conditions of the Offer, will determine a single price per Class B Share within the range of $63.00 to $73.00 (the "Class B Purchase Price"), net to the seller in cash, without interest, that it will pay for Class B Shares properly tendered and not properly withdrawn pursuant to the Offer, taking into account the number of Class B Shares so tendered and the prices specified by all shareholders tendering Class B Shares. The undersigned understands that Brown-Forman will select the Class B Purchase Price that will allow it to purchase 6,800,000 Class B Shares, or such lesser number of Class B Shares as are properly tendered and are not properly withdrawn pursuant to the Offer. The undersigned understands that Class B Shares properly tendered at prices at or below the Class B Purchase Price and not properly withdrawn will be purchased at the Class B Purchase Price, on the terms and subject to the conditions of the Offer, including the proration provisions described in the Offer to Purchase, and that, because of the proration provisions described in the Offer to Purchase, all Class B Shares tendered at prices at or below the Class B Purchase Price may not be purchased if more than the number of Class B Shares that Brown-Forman seeks to purchase in the Offer are properly tendered. The undersigned understands that Class B Shares tendered at prices greater than the Class B Purchase Price and Class B Shares not purchased because of proration will not be purchased in the Offer, and that Class B Shares not purchased in the Offer will be returned promptly after the expiration of the offer. The undersigned understands that Brown-Forman has reserved the right, in its sole discretion, to purchase more than 6,800,000 Class B Shares in the Offer, subject to applicable law.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Brown-Forman may terminate or amend the Offer or may postpone the acceptance for payment of or the payment for Class B Shares tendered, or may accept for payment fewer than all of the Class B Shares tendered hereby. The undersigned understands that certificates for any Class B Shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Brown-Forman has no obligation under the Special Payment Instructions set forth in this Letter of Transmittal to transfer any certificate for Class B Shares from the name of its registered holder, or to order the registration or transfer of Class B Shares tendered by book-entry transfer, if Brown-Forman purchases none of the Class B Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Class B Shares by Brown-Forman for payment will constitute a binding agreement between the undersigned and Brown-Forman upon the Offer's terms and subject to the conditions of the Offer.

     The check for the aggregate net Class B Purchase Price for such tendered Class B Shares as are purchased by Brown-Forman will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" boxes on the following pages.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                              CHECK ONLY ONE BOX.
                        IF MORE THAN ONE BOX IS CHECKED,
                      OR IF NO BOX IS CHECKED, THERE IS NO
                            PROPER TENDER OF SHARES.

                              (SEE INSTRUCTION 5)

                      SHARES TENDERED AT PRICE DETERMINED
                                BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having Brown-Forman
    Corporation purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Class B Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action will result in receiving a price per Share of as low as $63.00 or as high as $73.00.

                  -------------------- or --------------------

                            SHARES TENDERED AT PRICE
                           DETERMINED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Class B Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked.

Price (in dollars) per Share at which Class B Shares are being tendered:

[ ] 63.00              [ ] 64.50   [ ] 66.00   [ ] 67.50   [ ] 69.00   [ ] 70.50   [ ] 72.00
[ ] 63.50              [ ] 65.00   [ ] 66.50   [ ] 68.00   [ ] 69.50   [ ] 71.00   [ ] 72.50
[ ] 64.00              [ ] 65.50   [ ] 67.00   [ ] 68.50   [ ] 70.00   [ ] 71.50   [ ] 73.00

                         CLASS B DIVIDEND REINVESTMENT
                                  PLAN SHARES
                              (SEE INSTRUCTION 13)

[ ] By checking this box, the undersigned represents that the undersigned is participating in the Company's Dividend Reinvestment Plan and wants to tender all of the Class B Shares which such shareholder has accumulated through February 4, 2003 in that plan at the price specified above.

IMPORTANT NOTE: CLASS B SHARES ATTRIBUTABLE TO THE COMPANY'S DIVIDEND OF $0.375 PER CLASS B SHARE PAYABLE APRIL 1, 2003, TO SHAREHOLDERS OF RECORD MARCH 4, 2003 WILL NOT BE ELIGIBLE TO BE TENDERED. SEE INSTRUCTION 13 OF THIS LETTER OF TRANSMITTAL FOR INFORMATION CONCERNING HOW THE APRIL 1, 2003 DIVIDEND WILL BE TREATED.

                        CLASS B EMPLOYEE STOCK PURCHASE
                                  PLAN SHARES
                              (SEE INSTRUCTION 14)

[ ] By checking this box, the undersigned represents that the undersigned is participating in the Company's Employee Stock Repurchase Plan and wants to tender all of the Class B Shares which such shareholder has accumulated through February 4, 2003 in that plan at the price specified above.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

To be completed ONLY if Class B Shares are being tendered by or on behalf of a person owning beneficially an aggregate of fewer than 100 Class B Shares.

The undersigned either (check one box):

[ ] is the beneficial owner of an aggregate of fewer than 100 Class B Shares, all of which are being tendered, or

[ ]  is a broker, dealer, commercial bank, trust company, or other nominee which

     (a) is tendering, for the beneficial owners thereof Class B Shares with respect to which it is the record owner, and

    (b) believes, based upon representations made to it by such beneficial owners, that each such person is the beneficial owner of an aggregate of fewer than 100 Class B Shares and is tendering all of such Class B Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)

     To be completed ONLY if certificates for Class B Shares not tendered or not purchased and/or any check for the Purchase Price of Class B Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue  [ ] Check  [ ] Certificates to:

Name:
----------------------------------------------
                                    (PLEASE PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 9)

     To be completed ONLY if certificates for Class B Shares not tendered or not purchased and/or any check for the Purchase Price of Class B Shares purchased, issued in the name of the undersigned, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail  [ ] Check  [ ] Certificates to:

Name:
----------------------------------------------
                                    (PLEASE PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

                            SHAREHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated
------------------------, 2003

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Area Code and Telephone Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                           SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated:
------------------------, 2003

                                  INSTRUCTIONS

                     FORMING PART OF THE TERMS OF THE OFFER

     1.  GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

        (a) this Letter of Transmittal is signed by the registered holder of the Class B Shares (for purposes of this document, "registered holder" shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the holder of Class B Shares) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such holder unless such holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

        (b) such Class B Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States (each being referred to below as an "Eligible Institution").

     In all other cases, a recognized member of the Medallion Signature Guarantee Program must guarantee all signatures on this Letter of Transmittal. A verification by a Notary Public is not acceptable. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are to be forwarded with it to the Depositary or if tenders are to be made pursuant to the procedure for tender by book-entry delivery set forth in Section 3(d) of the Offer to Purchase or if a tender of Class B Shares held pursuant to the Company's Dividend Reinvestment Plan or Employee Stock Purchase Plan is to be made. Certificates for all physically tendered Class B Shares, or confirmation of a book-entry delivery into the Depositary's account at the Book-Entry Transfer Facility of Class B Shares tendered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or copy of it), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth above or below and must be received by the Depositary on or before the Expiration Date (as defined in the Offer to Purchase).

     Shareholders whose certificates are not immediately available or who cannot deliver Class B Shares and all other required documents to the Depositary before the Expiration Date, or whose Class B Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry delivery, may tender their Class B Shares by or through any Eligible Institution by properly completing (including the price at which the Class B Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or copy of it) and by otherwise complying with the guaranteed delivery procedures set forth in Section 3(e) of the Offer to Purchase. The certificates for all physically tendered Class B Shares, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Class B Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR CLASS B SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED, AND SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional, or contingent tenders, nor will it purchase any fractional Class B Shares (except for those tendered by participants in the Dividend Reinvestment Plan, Employee Stock Purchase Plan or Brown-Forman Stock Fund). All tendering shareholders, by execution of this Letter of Transmittal (or a copy of it), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "DESCRIPTION OF CLASS B SHARES TENDERED" is too small, the certificate numbers and/or the number of Class B Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED CLASS B SHARES. (Not applicable to shareholders who tender by book-entry delivery.) If fewer than all the Class B Shares evidenced by any certificate are to be tendered, fill in the number of Class B Shares which are to be tendered in the column entitled "Number of Class B Shares Tendered." In such case, if any tendered Class B Shares are purchased, a new certificate for the remaining, unpurchased Class B Shares evidenced by the certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless Otherwise indicated, all Class B Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH CLASS B SHARES ARE BEING TENDERED. For Class B Shares to be properly tendered by this Letter of Transmittal, the shareholder must either:

        (a) check the box under "Shares Tendered at Price Determined by Dutch Auction"; or

        (b) check the box indicating the price per Share at which he is tendering Class B Shares under "Shares Tendered at Price Determined by Shareholder".

     By checking the box under "Shares Tendered at Price Determined by Dutch Auction" you agree to accept the Purchase Price that results from the Dutch auction tender process, which may be as low as $63.00 or as high as $73.00 per Share. By checking a box under "Shares Tendered at Price Determined by Shareholder," you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price you check.

     ONLY ONE BOX MAY BE CHECKED. If more than one box is checked, or if no box is checked, there is no proper tender of Class B Shares. A shareholder wishing to tender portions of his Class B Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he wishes to tender each such portion of his Class B Shares. The same Class B Shares cannot be tendered at more than once price unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase and retendered.

     6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS, AND ENDORSEMENTS.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the Class B Shares tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificate without any change whatever.

        (b) If the Class B Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

        (c) If any tendered Class B Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or copies of it) as there are different names on the certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the Class B Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Class B Shares or separate stock powers are required unless payment is to be made, or the certificates for Class B Shares not tendered or not purchased are to be issued, to a person other than the registered holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder of the certificates listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Class B Shares purchased pursuant to the Offer. If, however:

        (a) payment of the Purchase Price is to be made to any person(s) other than the registered holder(s);

        (b) Class B Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered holder(s); or

        (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

     8. ODD LOTS. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all Class B Shares tendered before the Expiration Date, the Class B Shares purchased first will consist of all Class B Shares tendered by any shareholder who owns beneficially an aggregate of fewer than 100 Class B Shares, who so certifies in the appropriate place on this Letter of transmittal and, if applicable, on the Notice of Guaranteed Delivery, and who tenders all such Class B Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for Class B Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Class B Shares by book-entry delivery may request that Class B Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions."

     10. IRREGULARITIES. The Company will determine all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Class B Shares and its determination shall be final and binding on all parties. The Company reserves the right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which, in the opinion of the Company's counsel, may be unlawful. The Company also reserves the right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Class B Shares and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding. No tender of Class B Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company, the Dealer Manager, the Depositary, the Information Agent, nor any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11.  QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL
COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery, and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your local broker, dealer, commercial bank, or trust company.

     12. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the tendering shareholder to 31% federal income tax withholding on the payments made to the shareholder or other payee with respect to Class B Shares purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering shareholder has not yet been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all such payments after that until a TIN is provided to the Depositary.

     13. DIVIDEND REINVESTMENT PLAN. If a tendering shareholder desires to have tendered pursuant to the Offer the Class B Shares which such shareholder has accumulated through February 4, 2003 under the Company's Dividend Reinvestment Plan ("DRIP"), the box captioned "Class B Dividend Reinvestment Plan Shares" should be completed. A participant in the DRIP may check the box captioned "Class B Dividend Reinvestment Plan Shares" on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and marks such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Class B Shares which such participant has accumulated under the DRIP through February 4, 2003 at the lowest of the prices specified in such Letters of Transmittal. Upon receipt of the instructions included in such box, the Depositary will notify the DRIP's agent (the "DRIP Agent") of such instructions. The DRIP Agent will then accumulate all such instructions from tendering shareholders and will tender the aggregate number of Class B Shares which it has been instructed to tender at the respective prices specified in such instructions. Upon receipt of payment for Class B Shares tendered on behalf of a participant in the DRIP, the DRIP Agent will distribute to such participant the amount received by the DRIP Agent in respect of such Class B Shares.

     On January 23, 2003, the Company declared a dividend of $0.375 per share, to be paid on April 1, 2003 to shareholders of record on March 4, 2003. If a shareholder sells Shares and is not the record owner as of March 4, 2003, the shareholder will not receive this dividend. If, however, a shareholder tenders Shares pursuant to the Offer, the shareholder will receive this dividend, even if the shareholder tenders such Shares before the record date. Even if all of the Class B Shares accumulated under the DRIP by a participant through February 4, 2003, are purchased by the Company pursuant to the Offer, such participant's account will still accumulate any shares attributable to the April 1, 2003, dividend of $0.375 per Share, and the shareholder's participation in the DRIP will not be terminated. Soon after the Expiration Date and the payment for any Shares the Company accepts pursuant to the Offer, however, the Depositary will contact all shareholders who tendered and sold Shares out of their DRIP accounts and inform them of their then current shareholdings (resulting from the April 1, 2003 dividend), and offer such shareholders an opportunity to liquidate that shareholding in their DRIP accounts simply by calling the Depositary.

     14. EMPLOYEE STOCK PURCHASE PLAN. If a tendering shareholder desires to have tendered pursuant to the Offer the Class B Shares which such shareholder has accumulated through February 4, 2003 under the Company's Stock Purchase Plan (the "ESPP"), the box captioned "Class B Employee Stock Purchase Plan Shares" should be completed. A participant in the ESPP may check the box captioned "Class B Employee Stock Purchase Plan Shares" on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and marks such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Class B Shares which such participant has accumulated under the ESPP through February 4, 2003 at the lowest of the prices specified in such Letters of Transmittal. Upon receipt of the instructions included in such box, the Depositary will notify the ESPP's agent (the "ESPP Agent") of such instructions. The ESPP Agent will then accumulate all such instructions from tendering shareholders and will tender the aggregate number of Class B Shares which it has been instructed to tender at the respective prices specified in such instructions. Upon receipt of payment for Class B Shares tendered on behalf of a participant in the ESPP, the ESPP Agent will distribute to such participant the amount received by the ESPP Agent in respect of such Class B Shares.

     Even if all of the Class B Shares accumulated under the ESPP by a participant through February 4, 2003, are purchased by the Company pursuant to the Offer, such participant's participation in the ESPP will continue. An ESPP participant can, however, terminate his or her participation in the ESPP by contacting either the Depositary or the ESPP Agent after the Expiration Date and the payment for any Shares the Company accepts pursuant to the Offer.

IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Class B Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service ("IRS") may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Class B Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For a foreign individual to qualify as an exempt recipient, he or she must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the shareholder may obtain a refund.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payment made to a shareholder or other payee with respect to Class B Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that:

        (a) the IRS has not notified the shareholder that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or

        (b) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding.

WHAT NUMBER TO PROVIDE TO THE DEPOSITARY

     The shareholder is required to give the Depositary the TIN (either a social security number or employer identification number) of the record owner of the Class B Shares. If the Class B Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
 FORM W-9                     CERTIFY BY SIGNING AND DATING BELOW.                       -------------------------------
                                                                                         Social security number
                                                                                         or Employer
                                                                                         identification number
                             -------------------------------------------------------------------------------------------

 DEPARTMENT OF THE            CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY
 TREASURY INTERNAL            THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,         PART 2 --
 REVENUE SERVICE              CORRECT, AND COMPLETE.                                      AWAITING TIN [ ]
 PAYER'S REQUEST FOR          SIGNATURE
 TAXPAYER IDENTIFICATION      -------------------------------------------------------
 NUMBER (TIN)
                              DATE
                             -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT'S MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either:

(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or

(b) I intend to mail or deliver an application in the near future.

    I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


-----------------------------------------------    -----------------------------------------------
                   SIGNATURE                                            DATE

Please contact the Information Agent at the telephone numbers and address below with any questions or requests for assistance or additional copies of the Offer to Purchase and the Letters of Transmittal and the Notices of Guaranteed Delivery. You may also contact the Dealer Manager or your broker, dealer, commercial bank, or trust company for assistance concerning the Offer. To confirm the receipt of your Letter(s) of Transmittal, Notice(s) of Guaranteed Delivery, or certificates for your shares by the Depositary, please contact the Depositary at (216) 222-9121.

                    The Information Agent for the offer is:

                          [Georgeson Shareholder LOGO]

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 State Street, Tenth Floor
                            New York, New York 10004

                        Banks and Brokers Call Collect:
                                 (212) 440-9800

                           ALL OTHERS CALL TOLL FREE
                                 (866) 203-2582

                      The Dealer Manager for the offer is:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                        (800) 323-5678 (Call Toll Free)